Exhibit 99.2
CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
We have issued our report dated February 14, 2023, with respect to the combined financial statements of Sterling Conveyed Entities included in this Current Report of Summit Midstream Energy, LP on Form 8-K. We consent to the incorporation by reference of said report in the Registration Statements of Summit Midstream Energy, LP on Form S-1 (File No. 333-249831), Form S-3 (File No. 333-234781) and Forms S-8 (File No. 333-184214, File No. 333-189684, File No. 333-237323 and File No. 333-265857).
/s/ GRANT THORNTON LLP
Oklahoma City, Oklahoma
February 15, 2023